Fees Summary	Nov. 21, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 275.58
Total Fee Amount	275.58
Total Transaction Valuation	1,800,000.00
Total Offset Amount	0.00
Net Fee	$ 0.00